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                                                                    EXHIBIT 3.23

                            ARTICLES OF ORGANIZATION
                                       OF
                          AHS SAMARITAN HOSPITAL, LLC

         The undersigned organizer, desiring to form a limited liability company under the Kentucky Limited Liability Company Act, hereby states the following:

         1. The name of the limited liability company is AHS Samaritan Hospital, LLC.

         2.       The name and address of the registered agent are:

                                             3300, LLC
                                             3300 National City Tower
                                             101 South Fifth Street
                                             Louisville, Kentucky 40202

         3. The address of the initial principal office of the limited liability company is:

                                             102 Woodmont Boulevard, Suite 800
                                             Nashville, Tennessee 37205

         4. The limited liability company is to be managed by one or more managers.

         IN WITNESS WHEREOF, the undersigned has duly executed these Articles of Organization this 18th day of October, 2001.

                                                 /s/ Stephen T. Braun
                                                 -------------------------------
                                                 Stephen T. Braun, Organizer

                           CONSENT OF REGISTERED AGENT

         The undersigned, having been named in these Articles of Organization as the registered agent of the limited liability company, hereby consents to serve in that capacity.

                                                 3300, LLC

                                                 By: /s/ Charles Fassler
                                                     ---------------------------
                                                     Charles Fassler, Manager

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The foregoing instrument
was prepared by:

/s/ Charles Fassler
------------------------------
Charles Fassler
Greenebaum Doll & McDonald PLLC
3300 National City Tower
Louisville, Kentucky 40202
(502) 587-3537